UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                February 2, 2006


                              QUALSTAR CORPORATION
             (Exact name of registrant as specified in its charter)

        California                      000-30083               95-3927330
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)



3990-B Heritage Oak Court, Simi Valley, CA                      93063
 (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (805) 583-7744

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             Exhibit Index on page 3


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Item 2.02   Results of Operations and Financial Condition.

     On February 2, 2006, Qualstar Corporation issued a press release regarding results of operations and financial condition for the fiscal second quarter ended December 31, 2005. A copy of this press release is being furnished as
Exhibit 99.1 to this Current Report on Form 8-K.

     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01   Financial Statements and Exhibits.

(d)    Exhibits.

  Exhibit Number                  Description

      99.1             Press release of Qualstar Corporation
                       dated February 2, 2006.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         QUALSTAR CORPORATION



February 2, 2006                         By:    /s/ Frederic T. Boyer
                                              ----------------------------------
                                                Frederic T. Boyer
                                                Chief Financial Officer


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                                  EXHIBIT INDEX


     Exhibit Number                     Description

          99.1            Press release of Qualstar Corporation
                          dated February 2, 2006.


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